UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	FNWD	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, David A. Bochnowski has retired as Executive Chairman and as a member of the Board of Directors (the “Board”) of Finward Bancorp (the “Bancorp”) effective as of June 30, 2023. Mr. Bochnowski served as the Executive Chairman of the Bancorp since 2016, and prior to that served as the Chief Executive Officer of the Bancorp and Chairman of the Board for 35 years. Mr. Bochnowski led the Bancorp and its wholly-owned Indiana commercial bank subsidiary, Peoples Bank, through numerous business cycles over his distinguished career and has been a leader in the community banking industry for over 43 years.

Also as previously reported, effective as of June 30, 2023, Benjamin J. Bochnowski, currently the Bancorp’s President and Chief Executive Officer and a member of the Board, has succeeded David Bochnowski as Chairman of the Board. Benjamin Bochnowski joined the Bancorp in 2010, became Executive Vice President and Chief Operating Officer of the Bancorp in 2013, was promoted to President and Chief Operating Officer in 2015, and became the Chief Executive Officer in 2016. He is a Director and First Vice Chairman of the Indiana Bankers Association and is a member of the Indiana Department of Financial Institutions Board. Mr. Bochnowski is currently a party to an employment agreement with the Bancorp, a copy of which is attached as Exhibit 10.1 to the Bancorp’s Current Report on Form 8-K filed on August 4, 2017, as well as first and second amendments to such employment agreement, copies of which are attached as Exhibits 10.2 and 10.3, respectively, to the Bancorp’s Current Reports on Form 8-K filed on July 30, 2018 and March 17, 2021, respectively. Mr. Bochnowski did not enter into any other plan, contract, or arrangement to receive any additional compensation for his service as Chairman of the Board other than what he already is entitled to under his employment agreement and the Bancorp’s other executive compensation plans.

Item 8.01 Other Events.

The Bancorp’s Restated Articles of Incorporation and Amended and Restated By-Laws provide that the size of the Board shall be determined from time to time by resolution of the Board. As a result of David Bochnowski’s retirement, the Board has taken action to reduce the size of the Board from 11 to 10 members, effective immediately upon Mr. Bochnowski’s retirement from the Board on June 30, 2023. However, the Bancorp’s Restated Articles of Incorporation and Amended and Restated By-Laws permit the Board to act by resolution to expand the size of the Board and appoint a director to fill any such newly created vacancy. In this regard, at the appropriate time the Board expects to correspondingly increase the size of the Board to facilitate the appointment of a new director after the conclusion of the director search process conducted under the direction of the Nominating and Corporate Governance Committee of the Board and the identification of a suitable and qualified candidate.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the plans, objectives, expectations, assumptions, or future events of the Bancorp.  For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the Securities and Exchange Commission (“SEC”).  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future plans, objectives, expectations, assumptions, or events.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Bancorp’s ability to identify a suitable and qualified director candidate; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: July 3, 2023

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer